SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: November 13, 2002

Select Medical Corporation

(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	000-32499 (Commission File Number)	23-2872718 (I.R.S. Employer Identification No.)

4716 Old Gettysburg Road, P.O. Box 2034, Mechanicsburg, PA 17055

(Address of Principal Executive Offices) (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
CERTIFICATION OF CHIEF FINANCIAL OFFICER

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Certification of President and Chief Executive Officer relating to Form 10-Q for period ending September 30, 2002

99.2	Certification of Senior Vice President and Chief Financial Officer relating to Form 10-Q for period ending September 30, 2002

Item 9. Regulation FD Disclosure.

         Attached as exhibits 99.1 and 99.2 and hereby incorporated into this Item 9 are the certifications of the Company’s Chief Executive Officer and Chief Financial Officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL CORPORATION

Date: November 13, 2002	By:	/s/ Michael E. Tarvin

Michael E. Tarvin Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certification of President and Chief Executive Officer relating to Form 10-Q for period ending September 30, 2002

99.2	Certification of Senior Vice President and Chief Financial Officer relating to Form 10-Q for period ending September 30, 2002